Consolidated Statements of Operations - USD ($)	9 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Revenue
Mobile	$ 20,162	$ 49,508
Software	1,526	1,893
Software maintenance and consulting	90,915	100,833
Total revenue	112,603	152,284
Operating expenses
Cost of revenue	3,275	4,727
Selling, general and administrative	109,239	121,751
Research and development	31,567	25,905
Total operating expenses	144,081	152,383
Income (loss) from operations	(31,478)	(99)
Other income (expense):
Gain on disposition of assets
Interest income , net	3,999	4,634
Total other income	3,999	4,634
Income (loss) before income taxes	(29,479)	4,535
Income tax benefit	$ 19,706
Net income	$ (7,773)	$ 4,535
Basic and diluted income per share	$ (0.001)	$ 0.001
Weighted average number of shares outstanding	8,115,140	7,992,761